WARRANT AGREEMENT

     WARRANT AGREEMENT (the "Agreement"), dated as of this 31st day of May, 2000, by and between Frisby Technologies, Inc., a Delaware corporation (the "Company"), and Janney Montgomery Scott LLC ("JMS"). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Company's confidential private placement memorandum dated December 15, 1999 as amended and supplemented from time to time (the "Memorandum").

                              W I T N E S S E T H:
                              --------------------

     WHEREAS, the Company has sold, pursuant to an offering (the "Offering"), 800,000 Units, each Unit consisting of one (1) share of its common stock, par value $0.001 per share (the "Private Placement Common Stock") and one (1) warrant to purchase one (1) share of its common stock in a private placement pursuant to the Memorandum and pursuant to an exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the "Securities Act"), which transaction will close on the date hereof; and

     WHEREAS, the Company and JMS have entered into an agency agreement, dated as of December 15, 1999 (the "Agency Agreement"), pursuant to which the Company has engaged JMS as its exclusive agent for the purpose of finding qualified purchasers for the Private Placement Common Stock; and

     WHEREAS, in connection with the Offering, and in partial consideration for the services of JMS in connection therewith, the Company desires to issue, and JMS desires to accept, JMS Warrants (as defined in Section 1), represented by certificates (such certificates, "JMS Warrant Certificates"), which JMS may exercise to purchase Underlying Securities (as defined in Section 1) pursuant to the terms of this Agreement and such certificates; and

     WHEREAS, pursuant to this Agreement, JMS shall receive 80,000 JMS Warrants;

     NOW, THEREFORE, in consideration of the services provided by JMS to the Company in connection with the Offering and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of the JMS Warrants and the JMS Warrant Certificates and the respective rights and obligations thereunder of the Company, JMS and the JMS Warrant Holders (as defined in Section 1), the parties hereto hereby agree as follows:

     SECTION 1. Definitions. The following terms as used in this Agreement shall have the meanings set forth below:

     (a) "Business Day" means a day other than a Saturday, Sunday or other day on which banks in the State of New York are authorized by law to remain closed;

     (b) "Common Stock" shall mean the Company's common stock, par value $0.001 per share;

     (c) "Company" shall have the meaning set forth in the introductory paragraph, or any successor thereof;

     (d) "Convertible Securities" shall have the meaning set forth in Section 4(c);

     (e) "Exempt Securities" shall have the meaning set forth in Section 4(o);

     (f) "Exercise Date" shall mean any date on which the Company shall have received both (i) a JMS Warrant Certificate representing a JMS Warrant, with the exercise form thereon duly executed by the JMS Warrant Holder, or his attorney-in-fact duly authorized in writing, and (ii) payment in cash, or by official bank or certified check made payable to the Company, of an amount in lawful money of the United States of America equal to the Underlying Securities Purchase Price, plus transfer taxes, if any;

     (g) "JMS" shall have the meaning set forth in the introductory paragraph;

     (h) "JMS Warrant Certificates" shall have the meaning set forth in the recitals hereto;

     (i) "JMS Warrant Holder" means a person or entity in whose name the JMS Warrants shall be either initially or subsequently registered upon the books to be maintained by the Company for such purpose;

     (j) "JMS Warrants" shall mean the right to purchase the Underlying Securities pursuant to this Agreement, together with any divisions thereof;

     (k) "Nasdaq" means the Nasdaq SmallCap Market;

     (l) "Notice Event" shall mean (i) any authorization by the Company of the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants, (ii) any authorization by the Company of the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets (other than cash dividends or distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Common Stock), (iii) any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the JMS Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock,
(iv) any voluntary or involuntary dissolution, liquidation or winding up of the Company, or (v) any proposal by the Company to take any other action that would require an adjustment of the Underlying Securities Purchase Price or the number of Underlying Securities pursuant to Section 4;

     (m) "Offering" shall have the meaning set forth in the recitals hereto;

     (n) "Option Issuance" shall have the meaning set forth in Section 4(c);

     (o) "Options" shall have the meaning set forth in Section 4(c);

     (p) "Registrable Securities" means the JMS Warrants and the Underlying Securities;

     (q) "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of the date hereof, by and between the Company and JMS, and annexed hereto as Exhibit F;

     (r) "SEC" means the Securities and Exchange Commission;

     (s) "SEC Reports" shall have the meaning set forth in Section 3(d) hereof;

     (t) "Stock Option Plan" shall have the meaning set forth in Section 4(o);

     (u) "Transfer Agent" means American Stock Transfer & Trust Company, or such other firm as may then be acting as the transfer agent of the Company;

     (v) "Underlying Securities Expiration Date" means the last date on which the JMS Warrants to purchase the Underlying Securities may be exercised, which shall be 5:00 p.m., New York City time, on the day before the date which is five years from the date hereof (or as may be extended pursuant to Section 3(c)), or if such expiration date is not a Business Day, at or before 5:00 p.m. New York City time on the next following Business Day;

     (w) "Underlying Securities Purchase Price" shall mean the purchase price to be paid upon the exercise of the JMS Warrants with respect to the Underlying Securities in accordance with the terms hereof, which price shall be $6.00 per Underlying Security, subject to adjustment from time to time pursuant to the provisions of Section 4;

     (x) "Underlying Securities" means, collectively, the Underlying Shares and Underlying Warrants constituting the Underlying Units;

     (y) "Underlying Shares" means the 80,000 shares of Common Stock, subject to adjustment from time to time as provided herein, constituting part of the Underlying Units;

     (z) "Underlying Units" shall mean a Unit identical to the Units except as otherwise described herein;

     (aa) "Underlying Warrants" means the Warrants to purchase 80,000 shares of Common Stock, subject to adjustment from time to time as provided herein, constituting part of the Underlying Units, the form of which is annexed hereto as Exhibit E;

     (bb) "Underlying Warrant Shares" means the shares of Common Stock issuable upon exercise of the Underlying Warrants.

     SECTION 2. Duration and Exercise

     (a) Duration. Subject to the provisions of Section 4 hereof, the Underlying Units may be exercised from time to time, upon the terms and subject to the conditions set forth herein, at any time before the Underlying Securities
Expiration Date. If the JMS Warrants are not exercised before the Underlying Securities Expiration Date, the JMS Warrant Holder shall no longer be entitled to purchase the Underlying Securities and all rights hereunder to purchase such Underlying Securities shall thereupon cease.

     (b) Exercise.

     (i) A JMS Warrant Holder may exercise the JMS Warrants, in whole or in part, to purchase the Underlying Securities in such amounts as may be elected upon surrender of the JMS Warrant Certificates therefor with the subscription form thereon duly executed, to the Company at its corporate office at 3195 Centre Park Boulevard, Winston-Salem, North Carolina 27107, together with the full Underlying Securities Purchase Price for each Underlying Security to be purchased, in lawful money of the United States, or by certified check or bank draft payable in United States dollars to the order of the Company and upon compliance with and subject to the conditions set forth herein and in the JMS Warrant Certificate.

     (ii) Upon receipt of such JMS Warrant Certificates with the subscription form thereon duly executed and accompanied by payment of the Underlying Securities Purchase Price for the number of Underlying Securities for which such JMS Warrants are then being exercised, the Company shall, subject to Section 5(b) hereof, cause to be issued and delivered promptly, but in all events within three (3) days of receipt by the Company of the Underlying Securities Purchase Price, to the JMS Warrant Holder certificates for such shares of Common Stock in such denominations as are requested by the JMS Warrant Holder.

     (iii) In case a JMS Warrant Holder shall exercise JMS Warrants with respect to less than all of the Underlying Securities, the Company will execute a new JMS Warrant Certificate, as represented by a warrant certificate substantially in the form attached hereto as Exhibit A, exercisable for the balance of the Underlying Securities that may be purchased upon exercise of such JMS Warrants and deliver such new JMS Warrant Certificate to the JMS Warrant Holder. JMS Warrant Certificates shall be executed on behalf of the Company by the Company's Chairman of the Board, President or any Vice President and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary.

     (iv) JMS Warrants shall be deemed to have been exercised immediately prior to the close of business on the Exercise Date, and the person entitled to receive the Underlying Securities and any JMS Warrant Certificate representing the unexercised portion of the JMS Warrants deliverable upon such exercise shall be treated for all purposes as the holder of such Underlying Securities and unexercised JMS Warrants, respectively, upon such exercise as of the close of business on the Exercise Date.

     (v) The Company covenants and agrees that it will pay when due and payable any and all taxes that may be payable in respect of the issue of the JMS
Warrants or the issue of any Underlying Securities. The Company shall not, however, be required to pay any tax that may be payable in respect of any transfer by the JMS Warrant Holder of the JMS Warrants or any Underlying Securities to any person or entity at the time of surrender. Until the payment of the tax referred to in the previous sentence and the presentation to the Company by the JMS Warrant Holder of reasonable proof of such payment, the Company shall not be required to issue such Underlying Securities or new JMS Warrant Certificates representing unexercised JMS Warrants to any transferee.

     (c) Cashless Exercise. In lieu of payment of the Underlying Securities Purchase Price, a JMS Warrant Holder may exercise the JMS Warrants, in whole or in part, by presentation and surrender of the JMS Warrant to the Company, together with a Cashless Exercise Form attached hereto as Exhibit B (or a reasonable facsimile thereof) duly executed (a "Cashless Exercise"). Acceptance by the Company of such presentation and surrender shall be deemed a waiver of the JMS Warrant Holder's obligation to pay all or any portion of the Underlying Securities Purchase Price, as the case may be. In the event of a Cashless Exercise, the JMS Warrant Holder shall exchange the JMS Warrants for that number of shares of Common Stock determined by multiplying the number of shares of Common Stock for which the JMS Warrants are being exercised by a fraction, the numerator of which shall be the difference between the then current market price per share of the Common Stock and the Underlying Securities Purchase Price, and the denominator of which shall be the then current market price per share of Common Stock. For purposes of any computation under this Section 2(c), the then current market price per share of Common Stock at any date shall be deemed to be the average for the ten (10) consecutive business days immediately prior to the Cashless Exercise of the daily closing prices of the Common Stock on the principal national securities exchange on which the Common Stock is admitted to trading or listed or as reported by the Nasdaq National Market System, or if not listed or admitted to trading on any such exchange or the Nasdaq National Market System, the last reported sales prices as included for quotation on Nasdaq, or if not included for quotation on Nasdaq, the average of the highest reported bid and lowest reported asked prices in another over-the-counter market or if not then publicly traded, the fair market price of the Common Stock as determined by the Board of Directors of the Company.

     SECTION 3. Covenants

     (a) Issuance and Sale of Underlying Securities. The Company covenants that it will at all times reserve and keep available, free from preemptive rights, out of its authorized Common Stock, solely for the purpose of issuance upon exercise of the JMS Warrants, such number of shares of Common Stock and Warrants as shall equal the aggregate number of the Underlying Securities. The Company covenants that all shares of Common Stock that shall be issuable upon exercise of the JMS Warrants shall, at the time of delivery and, subject to Section 2(c) hereof, upon receipt by the Company of the Underlying Securities Purchase Price, be duly and validly issued, fully paid, non-assessable and free from all taxes, liens and charges with respect to the issue thereof (other than those which the Company shall promptly pay or discharge).

     The Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent. The Company will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in Section 5(b) hereof. The Company will furnish such Transfer Agent with a copy of all notices of adjustments and certificates related thereto transmitted to the JMS Warrant Holder pursuant to Section 4(p) hereof.

     (b) Registration Rights Agreement. Any transferee of JMS' interests hereunder and any subsequent transferee thereof shall be entitled to the benefits of that certain Registration Rights Agreement between JMS and the Company of even date herewith, to the extent provided for in the Registration Rights Agreement. If an effective registration cannot be provided pursuant to the terms of the Registration Rights Agreement as a result of Commission rules and regulations, then this Warrant Agreement shall be modified as requested by JMS (or any transferee of JMS' interests hereunder or subsequent transferee thereof) so as to effectively address tax and liquidation concerns of JMS so long as such modifications would not adversely affect the Company.

     (c) Notices. Not less than 90, and not more than 120 days prior to the Underlying Securities Expiration Date, the Company shall give written notice to the JMS Warrant Holder that the JMS Warrants will terminate, and become void, as of 5:00 p.m., New York City time, on the Underlying Securities Expiration Date. If the Company fails to give such notice, the JMS Warrants will not expire until 90 days after the Company gives such notice; provided, however, in no event will a JMS Warrant Holder be entitled to any damages or other remedy for the Company's failure to give such notice other than such extension. In addition, notwithstanding anything to the contrary in this Agreement, if the Company has not maintained an effective registration statement under the Securities Act with respect to the sale or issuance of the Registrable Securities during the 90 days immediately before the Underlying Securities Expiration Date (and maintained the registration or qualification of such Registrable Securities under applicable state securities laws during such periods), the JMS Warrants shall not expire until the Company maintains such effective registration statement (and such registrations and qualifications) for 90 consecutive days beginning with the first day after 90 days before the Underlying Securities Expiration Date, that such registration statement (and such registrations and qualifications) is effective. In the circumstances described in this paragraph, the extended Underlying Securities Expiration Date shall be considered the Underlying
Securities Expiration Date for purposes of this Agreement. Notwithstanding anything to the contrary in this Agreement, the Company shall issue the Underlying Securities to the JMS Warrant Holder upon the exercise of the JMS Warrants and such JMS Warrant Holder's representation that such JMS Warrant Holder is a "sophisticated investor," under the federal securities laws if a registration statement is not effective at the time of such issuance.

     (d) SEC Reports. So long as the JMS Warrants remain outstanding, the Company shall cause copies of all quarterly and annual financial reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act ("SEC Reports") to be mailed to the JMS Warrant Holder at his, her or its address appearing in the register of warrant holders maintained by the Company, in each case, within 15 days of filing with the SEC. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, the Company shall nevertheless continue to cause SEC Reports comparable to those which it would be required to file pursuant to Section 13 or 15(d) of the Exchange Act if it were subject to the requirements of either such section, to be so filed with the SEC (but only if the SEC permits such filings) and mailed to the JMS Warrant Holder, in each case, within the same time periods as would have applied (including under the preceding sentence) had the Company been subject to the requirements of Section 13 or 15(d) of the Exchange Act.

     (e) Restrictive Legend. Each JMS Warrant Certificate and certificate evidencing shares of Common Stock and Warrants issued to the JMS Warrant Holder following the exercise of JMS Warrants shall bear the following restrictive legend until such time as the transfer of such security is not restricted under the federal securities laws:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

     SECTION 4. Adjustment of Underlying Securities Purchase Price and Number of Underlying Securities. The number of Underlying Securities purchasable upon the exercise of the Warrants and the payment of the Underlying Securities Purchase Price shall be subject to adjustment from time to time as follows:

     (a) Stock Splits, Combinations, etc. In case the Company shall hereafter, but prior to 5:00 p.m. (New York City time) on the Underlying Securities Expiration Date: (i) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether such distribution consists of shares of Common Stock or of capital stock of any other class); (ii) subdivide its outstanding shares of Common Stock; (iii) combine its outstanding shares of Common Stock into a smaller number of shares; or (iv) issue by reclassification of its shares of Common Stock any shares of capital stock of the Company, the Underlying Securities Purchase Price in effect and the number of Underlying Securities issuable upon exercise of the JMS Warrants immediately prior to such action shall be adjusted so that the JMS Warrant Holder shall be entitled to receive that number of shares of capital stock of the Company at the same aggregate Underlying Securities Purchase Price that the JMS Warrant Holder would have owned immediately following such action had the JMS Warrants been exercised immediately prior thereto. An adjustment made pursuant to this paragraph shall become effective on the day which is immediately after the record date in the case of a dividend and shall become effective on the day which is immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the JMS Warrant Holder shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Underlying Securities Purchase Price between or among shares of such classes of capital stock.

     (b) Reclassification, Combination, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock issuable upon exercise of the JMS Warrants (other than as set forth in paragraph (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value or as a result of a subdivision or combination), or in case of any consolidation or merger of the Company with or into another corporation or entity (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change of the then outstanding shares of Common Stock or other capital stock issuable upon exercise of the JMS Warrants), or in the case of any sale or conveyance of all or substantially all of the assets of the Company followed by a related distribution to holders of shares of Common Stock or cash, securities or other property, then as a condition of such reclassification, change, consolidation, merger, or sale of assets, the Company or such successor corporation or entity, as the case may be, shall forthwith make lawful and adequate provision whereby the JMS Warrant Holder shall have the right thereafter to receive on exercise of the JMS Warrants (provided such exercise occurs prior to 5:00 p.m. (New York City time) on the Underlying Securities Expiration Date) the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, or sale of assets, by a holder of shares of Common Stock immediately prior to such reclassification, change, consolidation, merger, or sale of assets, and the Company or such successor corporation or entity shall enter into a supplemental warrant agreement with the JMS Warrant Holder so providing. Such provisions shall include provision for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4. If the issuer of securities deliverable upon exercise of the JMS Warrants under the supplemental warrant agreement is an affiliate of the formed or surviving corporation or other entity, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (b) shall similarly apply to successive reclassification and changes of shares of Common Stock and to successive consolidations or mergers.

     (c) Issuance of Options or Convertible Securities. In the event the Company shall, at any time or from time to time after the date hereof, but prior to 5:00 p.m. (New York City time) on the Underlying Securities Expiration Date, issue, sell, distribute or otherwise grant in any manner (including by assumption) any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities"), whether or not such Options or rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (1) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of such Options or such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible
Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by
(2) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all such Options) shall be less than the current market price per share of the Common Stock on the record date that the Company becomes obligated to make such issuance, sale, distribution or granting of such Options or Convertible Securities (any such event being herein called an "Option Issuance"), then, effective upon such Option Issuance:

     (i) the Underlying Securities Purchase Price shall be reduced to the price (calculated to the nearest one cent) determined by multiplying the Underlying Securities Purchase Price in effect immediately prior to such Option Issuance by a fraction, the numerator of which shall be the sum of (X) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Option Issuance multiplied by the current market price per share of Common Stock on the date of such Option Issuance, plus (Y) the consideration, if any, received by the Company upon such Option Issuance, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Option Issuance, multiplied by (B) the current market price per share of Common Stock on the record date for such Option Issuance; and

     (ii) the number of Underlying Securities purchasable upon the exercise of the JMS Warrants shall be increased to a number determined by multiplying the number of Underlying Securities so purchasable immediately prior to the record date for such Option Issuance by a fraction, the numerator of which shall be the Underlying Securities Purchase Price in effect immediately prior to the adjustment required by clause (i) of this Section (c) and the denominator of which shall be the Underlying Securities Purchase Price in effect immediately after such adjustment.

     For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Option Issuance and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in paragraphs (j) and (k) below, no additional adjustment of the Underlying Securities Purchase Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options.

     (d) Dividends and Distributions. In the event the Company shall, at any time or from time to time after the date hereof, but prior to 5:00 p.m. (New York City time) on the Underlying Share Expiration Date, distribute to all the holders of Common Stock any dividend or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (1) dividends payable in Common Stock, Options or Convertible
Securities and (2) any cash dividend that, when added to all other cash dividends paid in the one year prior to the declaration date of such dividend, does not exceed 5% of the current market price per share of Common Stock on such declaration date), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then:

     (i) the Underlying Securities Purchase Price shall be decreased to a price determined by multiplying the Underlying Securities Purchase Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock on the record date for such distribution less the sum of (X) the cash portion per share, if any, of such distribution of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus (Y) the then fair market value per share (as determined in good faith by the Board of Directors of the Company) of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties assets, options, warrants or subscription of purchase rights, and the denominator of which shall be such current market price per share of the Common Stock on the record date for such distribution; and

     (ii) the number of Underlying Securities purchasable upon the exercise of the Warrants shall be increased to a number determined by multiplying the number of Underlying Securities so purchasable immediately prior to the record date for such distribution by a fraction, the numerator of which shall be the Underlying Securities Purchase Price in effect immediately prior to the adjustment required by clause (i) of this sentence and the denominator of which shall be the Underlying Securities Purchase Price in effect immediately after such adjustment.

     The adjustments required by this paragraph (d) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

     (e) Sale of Common Stock Below its Current Market Price. In the event the Company shall, at any time or from time to time after the date hereof, issue or sell any shares of Common Stock and the price per share at which such shares were issued or sold shall be less than the current market price per share of the Common Stock on the date the Company becomes obligated to make such issuance or sale, then, effective upon such issuance or sale:

     (i) the Underlying Securities Purchase Price shall be reduced to the price (calculated to the nearest one cent) determined by multiplying the Underlying Securities Purchase Price in effect immediately prior to such issuance or sale by a fraction, the numerator of which shall be the sum of (A) the number of shares of Common Stock outstanding (exclusive of any treasury shares)
immediately prior to such issuance or sale multiplied by the current market price per share of Common Stock on the date of such issuance or sale, plus (B) the consideration received by the Company upon such issuance or sale, and the denominator of which shall be the product of (X) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such issuance or sale, multiplied by (Y) the current market price per share of Common Stock on the date of such issuance or sale; and

     (ii) the number of Underlying Securities purchasable upon the exercise of the JMS Warrants shall be increased to a number determined by multiplying the number of Underlying Securities so purchasable immediately prior to the date of such issuance or sale by a fraction, the numerator of which shall be the Underlying Securities Purchase Price in effect immediately prior to the adjustment required by clause (i) of this sentence and the denominator of which shall be the Underlying Securities Purchase Price in effect immediately after such adjustment.

     (f) Current Market Price. For the purpose of any computation of current market price under this Section 4 and Section 5(b) hereof, the current market price per share of the Common Stock at any date shall be (x) for purposes of
Section 5(b) and any Options granted to the Company's directors and officers under the Stock Option Plan, the closing price on the Business Day immediately prior to the exercise of the JMS Warrants or the grant of any such Options and
(y) in all other cases,  the average of the daily closing  prices for the thirty
(30) consecutive trading days immediately preceding the date in question. The closing price for any day shall be the last reported sale price or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or as reported by the Nasdaq National Market System or
(2) if the Common Stock is not listed or admitted to trading on a national securities exchange or the Nasdaq National Market System, in the over-the-counter market as included for quotation on Nasdaq or any comparable system or (3) if the Common Stock is not included for quotation on Nasdaq or a comparable system, as furnished by two members of the National Association of Securities Dealers, Inc. selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (f), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

     (g) Change in the Number of JMS Warrants. The Company may elect, upon any adjustment of the Underlying Securities Purchase Price hereunder, to adjust the number of JMS Warrants with respect to the Underlying Securities outstanding, in lieu of the adjustment in the number of shares of Common Stock purchasable upon the exercise of the JMS Warrants as hereinabove provided. The JMS Warrants to purchase Underlying Securities held of record prior to such adjustment of the number of JMS Warrants shall become that number of JMS Warrants (calculated to the nearest tenth) determined by multiplying the number one by a fraction, the numerator of which shall be the Underlying Securities Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Underlying Securities Purchase Price in effect immediately after such adjustment. Upon each adjustment of the number of JMS Warrants pursuant to this
Section 4, the Company shall, as promptly as practicable, cause to be distributed to the JMS Warrant Holder, on the date of such adjustment, a JMS Warrant Certificate(s) evidencing, subject to Section 5(b) hereof, the number of additional JMS Warrants to purchase Underlying Securities to which such JMS Warrant Holder shall be entitled as a result of such adjustment or, at the option of the Company, cause to be distributed to such JMS Warrant Holder in substitution and replacement for the JMS Warrant Certificates held by such JMS Warrant Holder prior to the date of adjustment (and upon surrender thereof, if required by the Company) one or more new JMS Warrant Certificates evidencing the number of JMS Warrants to purchase Underlying Securities to which such JMS Warrant Holder shall be entitled after such adjustment (and the new price at which such JMS Warrants may be exercised).

     (h) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

     (i) Deferral of Certain Adjustments. No adjustment to the Underlying Securities Purchase Price (including the related adjustment to the number of Underlying Securities) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the Underlying Securities Purchase Price; provided that any adjustments which by reason of this paragraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section 4 shall be made to the nearest one cent or to the nearest whole share, as the case may be.

     (j) Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) above, or the rate at which any Convertible Securities referred to in paragraph (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Section 4), the Underlying Securities Purchase Price then in effect and the number of Underlying Securities purchasable upon the exercise of the JMS Warrants shall forthwith be readjusted (effective only with respect to any exercise of the JMS Warrants after such readjustment) to the Underlying Securities Purchase Price and number of Underlying Securities so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

     (k) Expiration of Options and Convertible Securities. If, at any time after any adjustment to the number of Underlying Securities purchasable upon the exercise of the JMS Warrants shall have been made pursuant to paragraph (c) or
(j) above or this paragraph (k), any Options or Convertible Securities shall have expired unexercised, the number of Underlying Securities so purchasable with respect to any then outstanding JMS Warrants shall, upon such expiration, be readjusted and shall thereafter be such as they would have been had the JMS Warrants outstanding at the time of the original adjustment been adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided that no such readjustment shall have the effect of decreasing the number of such Underlying Securities so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Section 4 following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

     (l) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Section 4, the JMS Warrant Holder shall become entitled to receive any securities of the Company other than Underlying Securities, thereafter the number of such other securities so receivable upon exercise of the JMS Warrants and the Underlying Securities Purchase Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares of Common Stock contained in this Section 4.

     (m) Common Stock. As used in this Section 4, the term "Common Stock" shall mean and include the Common Stock issued and outstanding on the date of the closing of the Offering and shall also include any capital stock of any class of the Company thereafter authorized for issuance that is not limited to a fixed sum or percentage in respect of the rights of the holders thereof to participate in dividends and in the distribution of assets upon the voluntary liquidation, dissolution or winding up of the Company; provided, however, that the Underlying Securities shall include only shares of such class designated in the Company's Certificate of Incorporation as Common Stock or (i) in the case of any reclassification, change, consolidation, merger, or sale of assets of the character referred to in Section 4(b) hereof, the stock, securities or property provided for in such section or (ii) in the case of any reclassification or change in the number of Underlying Securities as a result of a subdivision or combination or consisting of a change in par value, or from par value to no par value, or from no par value to par value, such Underlying Securities as so reclassified or changed.

     (n) Determination of Net Sales Price. In case of the sale for cash of any shares of Common Stock, Options, or Convertible Securities, the consideration received by the Company therefor shall be deemed to be the net sales price therefor (after deducting therefrom any expense paid or incurred by the Company or any underwriting discounts or commissions or concessions paid or allowed by the Company in connection therewith).

     (o) Events Resulting in no Adjustments. No adjustment to the Underlying Securities Purchase Price or to the number of Underlying Securities, however, will be made upon (i) the exercise of any stock options issued under the Company's 1998 Stock Option Plan (the "Stock Option Plan") to officers, directors, and employees of the Company under the terms of such Plan as it exists on the date hereof, (ii) the exercise of any warrants by officers and directors of the Company and other holders of the Company Warrants that are outstanding as of the date hereof, or (iii) the sale of any shares of Common Stock pursuant to the exercise of the JMS Warrants (collectively, the "Exempt Securities").

     (p) Notice of Change in Underlying Securities Purchase Price. Upon any adjustment pursuant to this Section 4, the Company shall promptly thereafter (i) cause to be prepared a certificate of the President and Chief Financial Officer of the Company setting forth the Underlying Securities Purchase Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Underlying Securities (or portion thereof) issuable after such adjustment in the Underlying Securities Purchase Price, upon exercise of the JMS Warrants and payment of the adjusted Underlying Securities Purchase Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein absent manifest error, provided that if the JMS Warrant Holder requests, the Company shall engage a firm of independent public accountants of recognized standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) to prepare and file such certificate in lieu of the certificate of the President and Chief Financial Officer, in which case such certificate shall be conclusive evidence of the matters set forth therein absent manifest error, and (ii) send to the JMS Warrant Holder at the address appearing on the registry books maintained by the Company written notice of such adjustments by first-class mail, postage prepaid.

     (q) Notice of Certain Events. With respect to any Notice Event, the Company shall cause to be given to the JMS Warrant Holder at such JMS Warrant Holder's address on the registry books maintained by the Company, at least 20 days prior to the applicable record date hereinafter specified, or in the case of events for which there is no record date, at least fifteen (15) days prior to the taking of such proposed action, by certified mail, return receipt requested, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock entitled to receive any such rights, options, warrants or distribution is to be determined, (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this
Section 4(q) or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, or liquidation or winding up, or the vote upon any action, provided that the JMS Warrant Holder shall retain any right to damages from the Company with respect to such failure.

     SECTION 5. Other Provisions Relating to Rights of the JMS Warrant Holder.

     (a) JMS Warrant Holder not a Stockholder. The JMS Warrant Holder, as such, shall not be entitled to vote or receive dividends or be deemed holders of Common Stock for any purpose whatsoever, nor shall anything contained in this Agreement be construed to confer upon the JMS Warrant Holder, as such, any of the rights of a stockholder of the Company including, but not limited to, the right to vote for the election of directors or on any other matter, give or withhold consent to any action by the Company (whether upon any recapitalization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings or other action affecting stockholders (except for notices provided for in this Agreement), receive dividends or subscription rights, or otherwise until JMS Warrants shall have been exercised to purchase Underlying Securities, at which time the person or persons in whose name or names the certificate or certificates for the shares of Common Stock are registered shall be deemed the holder or holders of record of such shares of Common Stock for all purposes.

     (b) Fractional Shares. Anything contained herein to the contrary notwithstanding, the Company shall not be required to issue any fractional shares of Common Stock in connection with the exercise of the JMS Warrants. In any case where the JMS Warrant Holder would, except for the provisions of this
Section 5(b), be entitled under the terms of this Agreement to receive a fraction of a share of Common Stock upon the exercise of the JMS Warrants, the Company shall, upon the exercise of the JMS Warrants and receipt of the Underlying Securities Purchase Price, issue the largest number of whole shares of Common Stock purchasable upon exercise of the JMS Warrants. The JMS Warrant Holder expressly waives his or her right to receive a certificate of any fraction of a share of Common Stock upon the exercise hereof. However, with respect to any fraction of a share of Common Stock called for upon any exercise hereof, the Company shall pay to the JMS Warrant Holder an amount in cash equal to such fraction multiplied by the current market price per share of Common Stock determined pursuant to Section 4(f) hereof.

     (c) Absolute Owner. Prior to due presentment for registration of transfer of the JMS Warrant Certificates, the Company may deem and treat the JMS Warrant Holder as the absolute owner of the JMS Warrants for the purpose of any exercise thereof and for all other purposes and the Company shall not be affected by any notice to the contrary.

     SECTION 6. Division, Split-Up, Combination, Exchange and Transfer of JMS Warrants

     (a) Request. The JMS Warrants may be divided, split up, combined or exchanged for other JMS Warrants of like tenor to purchase a like aggregate number of Underlying Securities. If the JMS Warrant Holder desires to divide, split up, combine or exchange the JMS Warrants, he or she shall make such request in writing delivered to the Company at its office in Winston-Salem, North Carolina, or as otherwise directed by the Company in writing, and shall surrender such JMS Warrant Certificates to be so divided, split up, combined or exchanged at said office. Upon any such surrender for a division, split-up, combination or exchange, the Company shall execute and deliver to the person or persons entitled thereto a new JMS Warrant Certificate(s) as so requested. The Company may require the JMS Warrant Holder to pay a sum sufficient to cover any tax, governmental or other charge that may be imposed in connection with any division, split-up, combination or exchange of the JMS Warrants.

     (b) Initial Issuance to JMS. The Company shall issue the right to purchase 80,000 Underlying Securities to JMS (such number being equal to ten percent (10%) of the number of shares of Private Placement Common Stock sold in the Offering), as represented by a JMS Warrant Certificate issued to JMS in the form attached hereto as Exhibit A or to such officers, managers or employees of JMS as JMS may direct.

     (c) Assignment; Replacement of JMS Warrant Certificates. The JMS Warrants may be sold, transferred, assigned or hypothecated by JMS at any time, in whole or in part, subject to compliance with federal and state securities laws. Any division or assignment permitted of the JMS Warrants shall be made by surrender of the JMS Warrant Certificates to the Company at its principal office with the Form of Assignment attached as Exhibit C hereto duly executed and with funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new JMS Warrant Certificate in the name of the assignee named in such instrument of assignment and the surrendered JMS Warrant Certificates shall promptly be canceled. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of the JMS Warrant Certificates and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and (in the case of mutilation) upon surrender and cancellation of such JMS Warrant Certificates, the Company will execute and deliver a new JMS Warrant Certificate of like tenor and date and any such lost, stolen or destroyed JMS Warrant Certificates shall thereupon become void.

     SECTION 7. Other Matters.

     (a) Taxes and Charges. The Company will from time to time promptly pay, subject to the provisions of paragraph (v) of Section 2(b), all taxes and charges that may be imposed upon the Company in respect of the issuance or delivery, but not the transfer, of the JMS Warrants or the Underlying Securities.

     (b) Notices. Notice or demand pursuant to this Agreement to be given or made by the JMS Warrant Holder to or on the Company shall be sufficiently given or made if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested, or by facsimile transmission, electronically confirmed and addressed, until another address is designated in writing by the Company, as follows:

                           Frisby Technologies, Inc.
                           3195 Centre Park Boulevard
                           Winston-Salem, North Carolina  27107
                           Attention: President
                           Telephone No.: (336) 784-7754
                           Facsimile No.:  (336) 784-8682

                           With a copy to:

                           Ruskin Moscou Evans & Faltischek, P.C.
                           170 Old Country Road
                           Mineola, New York  11501
                           Attention:  Norman Friedland, Esq.
                           Telephone No.: (516) 663-6600
                           Facsimile No.:  (516) 663-6642

     Notices to the JMS Warrant Holder provided for in this Agreement shall be deemed given or made by the Company if delivered personally or by overnight courier, or sent by registered or certified mail, postage prepaid, return receipt requested or facsimile transmission electronically confirmed, addressed to the JMS Warrant Holder at his or her last known address or facsimile number as shall appear on the registry books of the Company and at the following address for JMS:

                           Janney Montgomery Scott LLC
                           26 Broadway
                           New York, New York 10004
                           Attention: Herbert M. Gardner
                           Telephone No.: (212) 510-0600
                           Facsimile No.:  (212) 510-0683

                           With a copy to:

                           Baer Marks & Upham LLP
                           805 Third Avenue
                           New York, New York  10022
                           Attention:  Eric D. Martins, Esq.
                           Telephone No.: (212) 702-5700
                           Facsimile No.:  (212) 702-5835

     Notices  delivered in  accordance  with the  foregoing  provisions  of this
Section 7(b) shall be effective (i) when delivered, if delivered personally or by facsimile transmission electronically confirmed, (ii) one business day after being delivered (properly addressed and all fees paid) for overnight delivery to a courier (such as Federal Express) which regularly provides such service and regularly obtains executed receipts evidencing delivery or (iii) five days after being sent by registered or certified mail, postage prepaid, return receipt requested.

     (c) Governing Law. The validity, interpretation and performance of this Agreement shall be governed by the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

     (d) Dispute Resolution. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in the City, County and State of New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association as supplemented by its Large Complex Case Procedures, and judgment upon the award may be entered in any court having jurisdiction thereof. The prevailing party, as determined by the arbitrators, shall be entitled to receive an award of its reasonable attorneys' fees, costs and disbursements.

(e) Exclusive Benefit. Nothing in this Agreement expressed or nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person or corporation other than the Company, JMS and the JMS Warrant Holder any right, remedy or claim hereunder, and all covenants, conditions, stipulations, promises and agreements contained in this Agreement shall be for the sole and exclusive benefit of such persons and their successors, survivors and permitted assigns hereunder. This Agreement is for the benefit of and is enforceable by any subsequent JMS Warrant Holder.

     (f) Headings. The article headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation hereof.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

                                       FRISBY TECHNOLOGIES, INC.

                                       By:
                                          -------------------------------------
                                          Greg Frisby
                                          Chairman and Chief Executive Officer

                                       JANNEY MONTGOMERY SCOTT LLC

                                       By:
                                          -------------------------------------
                                          Herbert M. Gardner
                                          Senior Vice President

                                                                       EXHIBIT A

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

No. 001

                             JMS Warrant Certificate

                            FRISBY TECHNOLOGIES, INC.

     This warrant certificate certifies that Janney Montgomery Scott, LLC or its registered assigns, is the registered holder of JMS Warrants representing the right to purchase 80,000 Units (the "Underlying Securities") each consisting of one share of common stock, par value $0.001 per share (the "Common Stock") of Frisby Technologies, Inc. (the "Company") and one warrant to purchase one share of Common Stock in accordance with the terms of that certain JMS Warrant Agreement dated May 31, 2000 between the Company and Janney Montgomery Scott LLC (the "JMS Warrant Agreement"). The JMS Warrants with respect to the Underlying Securities expire on May 31, 2005 (the "Underlying Securities Expiration Date"), or on such expiration dates as may be extended pursuant to the terms of the JMS Warrant Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the JMS Warrant Agreement.

     The JMS Warrants entitle the registered holder, upon exercise from time to time from 9:00 a.m. New York City time on or after May 31, 2000 until 5:00 p.m. New York City time on the Underlying Securities Expiration Date to purchase Underlying Securities at an exercise price per Underlying Security of $6.00 (the "Underlying Securities Purchase Price") in lawful money of the United States of America upon surrender of this certificate and payment of the Underlying Securities Purchase Price in accordance with the terms of the JMS Warrant Agreement. The Underlying Securities Purchase Price, the number of Underlying Securities issuable upon exercise of the JMS Warrants are subject to adjustment upon the occurrence of certain events set forth in the JMS Warrant Agreement.

     The JMS Warrants with respect to the Underlying Securities may not be exercised after 5:00 p.m. on the Underlying Securities Expiration Date, and to the extent not exercised by such time such JMS Warrants shall become void.

     This warrant certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in the City, County and State of New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association as supplemented by its Large Complex Case Procedures, and judgment upon the award may be entered in any court having jurisdiction thereof. The prevailing party, as determined by the arbitrators, shall be entitled to receive an award of its reasonable attorneys' fees, costs and disbursements.

     IN WITNESS WHEREOF, Frisby Technologies, Inc. has caused this warrant certificate to be signed by its duly authorized officers.

Dated:_________________

                                      FRISBY TECHNOLOGIES, INC.

                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:


                                      By:
                                         ------------------------------------
                                         Name:
                                         Title:

                                                                      EXHIBIT B

                             CASHLESS EXERCISE FORM

(To be executed upon exercise of JMS Warrants pursuant to Section 2(c) of the JMS Warrant Agreement)

     The undersigned hereby irrevocably elects to surrender ____________ Units or shares purchasable under the JMS Warrants for such shares of Common Stock or warrants issuable in exchange therefor pursuant to the Cashless Exercise provisions of the within JMS Warrants, as provided for in Section 2(c) of such JMS Warrant Agreement.

     Please issue a certificate or certificates for such Units or Common Stock in the name of, and pay cash for fractional shares in the name of:

     (Please print name, address, and social security number/tax identification number:)

     and, if said number of Units or shares of Common Stock shall not be all the Units or shares of Common Stock purchasable thereunder, that a new JMS Warrant Certificate for the balance remaining of the Units or shares of Common Stock purchasable under the within JMS Warrants be registered in the name of the undersigned JMS Warrant Holder or its transferee as below indicated and delivered to the address stated below.

Dated:____________________________

Name of Warrant Holder

or transferee:
              ----------------------------------------------------------------
                                  (Please print)

Address:
        ----------------------------------------------------------------------


Signature:
          --------------------------------------------------------------------

                  NOTE: Signature must conform to the name of JMS Warrant Holder as specified on the face of the JMS Warrants or with the name of the transferee appearing in the form of assignment attached as Exhibit C to the JMS Warrant Agreement.

                                                                      EXHIBIT C

                               FORM OF ASSIGNMENT

     For value received, the undersigned hereby sells, assigns and transfers unto ______________________, whose address is _____________________________ and whose social security or other identifying number is ________________________, the right to purchase ___________________ Underlying Securities evidenced by the within JMS Warrants, and hereby irrevocably constitutes and appoints the Secretary of Frisby Technologies, Inc. (the "Company") as his, her or its attorney-in-fact to transfer the same on the books of the Company with full power of substitution and re-substitution. If said number of Underlying Securities is less than all of the Underlying Securities purchasable hereunder, the undersigned requests that a new warrant certificate representing the right to purchase the balance of such Underlying Securities be registered in the name
of        _________________________________,        whose       address       is
___________________________, whose social security or other identifying number if ______________________________________, and that such warrant certificate be
delivered      to      _________________________,      whose      address     is
__________________________.

Date:_______________________                     _______________________________
                                                 Name:

                                                                      EXHIBIT D

                                SUBSCRIPTION FORM

     The undersigned hereby irrevocably elects to exercise the right, represented by this warrant certificate, to purchase _________________ Underlying Securities and tenders payment herewith in the amount $____________. The undersigned requests that a certificate(s) for such Underlying Securities be registered in the name of ____________________, whose address is _____________________ and whose social security or other identifying number is
___________________,  and  that  such  Underlying  Securities  be  delivered  to
___________________, whose address is _______________________. If said number of
Underlying Securities is less than all of the Underlying Securities purchasable hereunder, the undersigned requests that a new warrant certificate representing the right to purchase the balance of such Underlying Securities be registered in the name of ________________, whose address is __________________ and whose social security or other identifying number is _____________________, and that such warrant certificate be delivered to _________________________, whose address is _______________________.

Date:_______________________                         __________________________
                                                     Name:

                                                                       EXHIBIT E

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO (I) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, (II) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (III) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL TO THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

No. _______

                               Warrant Certificate

                            FRISBY TECHNOLOGIES, INC.

     This warrant certificate certifies that Janney Montgomery Scott, LLC or its registered assigns, is the registered holder of JMS Warrants representing the right to purchase ______ shares of common stock, par value $0.001 per share (the "Common Stock") of Frisby Technologies, Inc. (the "Company") in accordance with the terms of that certain JMS Warrant Agreement dated May 31, 2000 between the Company and Janney Montgomery Scott LLC (the "JMS Warrant Agreement"). The Warrants expire on May 31, 2005 (the "Securities Expiration Date"), or on such expiration dates as may be extended pursuant to the terms of the JMS Warrant Agreement. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the JMS Warrant Agreement.

     The Warrants entitle the registered holder, upon exercise of the JMS Warrant (as defined and described in the JMS Warrant Agreement) from time to time from 9:00 a.m. New York City time on or after May 31, 2000 until 5:00 p.m. New York City time on the Securities Expiration Date to purchase Common Stock at an exercise price per share of $6.00 (the "Securities Purchase Price") in lawful money of the United States of America upon surrender of this certificate and payment of the Securities Purchase Price in accordance with the terms of the JMS Warrant Agreement. The Securities Purchase Price and the number of shares of Common Stock issuable upon exercise of the JMS Warrants and/or shares of Common Stock issuable upon exercise of such Warrants are subject to adjustment upon the occurrence of certain events set forth in the JMS Warrant Agreement.

     The Warrants with respect to the Common Stock may not be exercised after 5:00 p.m. on the Securities Expiration Date, and to the extent not exercised by such time such Warrants shall become void.

     This warrant certificate shall be governed by and construed in accordance with the laws of the State of New York, without regard to conflicts of laws principles thereof. Any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled by arbitration in the City, County and State of New York in accordance with the Commercial Arbitration Rules of the American Arbitration Association as supplemented by its Large Complex Case Procedures, and judgment upon the award may be entered in any court having jurisdiction thereof. The prevailing party, as determined by the arbitrators, shall be entitled to receive an award of its reasonable attorneys' fees, costs and disbursements.

     IN WITNESS WHEREOF, Frisby Technologies, Inc. has caused this warrant certificate to be signed by its duly authorized officers.

Dated:_________________

                                              FRISBY TECHNOLOGIES, INC.

                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title:


                                              By:
                                                 ------------------------------
                                                 Name:
                                                 Title: